UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2012

PSYCHEMEDICS CORPORATION

(Exact Name of Registrant As Specified In Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13738	58-1701987
(Commission File Number)	(I.R.S. Employer Identification No.)

125 Nagog Park, Acton, Massachusetts	01720
(Address of Principal Executive Offices)	(Zip Code)

(978) 206-8220
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the 2012 Annual Meeting, the following items were voted on by stockholders:

a.	Messrs. Raymond C Kubacki, Harry F. Connick, Walter S. Tomenson and Fred J. Weinert were each elected by the stockholders to a term to expire in 2013.

Nominees	For	Withheld	Broker Non-Votes
Raymond C. Kubacki	2,625,365	855,555	1,261,498
Harry F. Connick	3,378,678	102,243	1,261,498
Walter S. Tomenson	2,538,811	942,110	1,261,498
Fred J. Weinert	2,496,399	984,522	1,261,498

b.	Management’s proposal to ratify the appointment of BDO USA, LLP as Psychemedics’ independent registered public accounting firm for 2012 was approved.

For	Against	Abstain
3,874,497	864,402	3,519

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2012	PSYCHEMEDICS CORPORATION

	By:	/s/ Neil L. Lerner
Neil L. Lerner
Vice President - Finance